--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2000
Dear Shareholder:

     The  continued   trend  of  economic  growth  boosted  by  strong  consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

     The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread product to outperform Treasuries in the third quarter of 2000.

     Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein
----------------------                  ---------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                               November 30, 2000

Dear Shareholder:

     We are pleased to present the audited annual report for The BlackRock High Yield Trust ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss the Trust's portfolio management activity during the year.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and NAV over the year:

                               ---------------------------------------------------------------
                                  10/31/00     10/31/99      CHANGE         HIGH         LOW
----------------------------------------------------------------------------------------------
 STOCK PRICE                      $11.875       $12.50       (5.00%)     $13.5625      $11.25
----------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)            $10.60        $13.58      (21.94%)     $13.81        $10.60
----------------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE %       5.75%         6.02%      (4.49%)       6.79%         5.58%
----------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the current discount rate to 6.50%.

     Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10-year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

     At the beginning of the period, high yield spreads widened compared to Treasuries. The combination of cash exiting high yield mutual funds, interest rate concerns, and the volatility in the U.S. equity markets caused high yield performance to suffer. In mid-June high yield bond volume picked up as spreads tightened and prices increased. Strength continued through early September, but towards the end of the month high yield bonds gave back some of their gains. Underperformance continued through October with spreads widening, illiquid market conditions and continued outflows from mutual funds. Default fears increased during the period and a high concentration of telecommunication debt in the market was a significant contributor to the distress in the sector. The market continues to be a two-tier market with investors showing aversion to risk, and favoring quality issues. The BBB and BB segments have outperformed B and CCC and defaulted tiers. For the year ended October 31, 2000, high yield bonds measured by the LEHMAN BROTHERS HIGH YIELD INDEX, returned -1.61%, versus a return of 7.30% for the LEHMAN BROTHERS AGGREGATE INDEX.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, credit ratings and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating industry sectors, credits and coupons.

     The trust continued to focus on strong credits, remaining overweight B rated securities and underweight BBB's versus its benchmark. During the year the portfolio increased positions in BB's, while reducing positions in securities that were not rated. Although new issue supply of high yield bonds remained light, demand for BB's remained strong with BB's outperforming B's and CCC's as the credit curve continued to steepen throughout the year. In response to the market's narrowed focus, performance was best in the information technology, energy and utility sectors.

     The following chart shows the Trust's current and October 31, 1999 credit quality allocation:

--------------------------------------------------------------------------------
  CREDIT RATING*              OCTOBER 31, 2000       OCTOBER 31, 1999
--------------------------------------------------------------------------------
  BBB/Baa                             4%                      -
--------------------------------------------------------------------------------
  BB/Ba                              24%                    11%
--------------------------------------------------------------------------------
  B/B                                60%                    64%
--------------------------------------------------------------------------------
  CCC/Caa                             6%                     7%
--------------------------------------------------------------------------------
  Not Rated                           6%                    18%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the high yield fixed income market as well as maintain the trust's ability to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



Sincerely,



/s/ Robert S. Kapito                  /s/ Dennis Schaney
-----------------------------------   ---------------------------------------
Robert S. Kapito                      Dennis Schaney
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BHY
--------------------------------------------------------------------------------
  Initial Offering Date:                                    December 23, 1998
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/00:                            $11.875
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/00:                                $10.60
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/00 ($11.875)(1):        14.53%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $ 0.14375
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $ 1.72500
--------------------------------------------------------------------------------

(1) Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------
                PRINCIPAL
  RATING*         AMOUNT                                                VALUE
(UNAUDITED)       (000)             DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                          LONG-TERM INVESTMENTS-140.0%
                          CORPORATE BONDS-137.1%
                          AERO & DEFENSE-1.5%
B-               $1,500   Condor Systems, Inc.**,
                            Sr. Sub. Note,
                            11.88%, 5/1/09 .......................  $   990,000
                                                                    -----------
                          AIR TRANSPORT-4.0%
                          Amtran, Inc., Sr. Notes,
B+                2,000      9.63%, 12/15/05 .....................    1,740,000
B+                1,000      10.50%, 8/1/04 ......................      930,000
                                                                    -----------
                                                                      2,670,000
                                                                    -----------
                          AUTOMOTIVE-7.8%
B                 2,000   Group 1 Automotive, Inc.,
                            Sr. Sub. Note,
                            10.88%, 3/1/09 .......................    1,760,000
B                 4,000   Sonic Automotive, Inc.,
                            Sr. Sub. Note,
                            11.00%, 8/1/08 .......................    3,440,000
                                                                    -----------
                                                                      5,200,000
                                                                    -----------
                          BUILDING & DEVELOPMENT-5.7%
                          D.R. Horton, Inc., Sr. Notes,
Ba1               1,500      8.38%, 6/15/04 ......................    1,425,000
Ba1               1,450      10.50%, 4/1/05 ......................    1,450,000
BB-               1,000   K. Hovnanian Enterprises, Inc.,
                            Sr. Note,
                            10.50%, 10/1/07 ......................      940,000
                                                                    -----------
                                                                      3,815,000
                                                                    -----------
                          CABLE TV-9.8%
BB+               1,000   British Sky Broadcasting Group,
                            Sr. Sec. Note,
                            8.20%, 7/15/09 .......................      927,590
B2                2,000   James Cable Partners LP,
                            Sr. Note, Ser. B,
                            10.75%, 8/15/04 ......................    1,600,000
NR                3,000   Knology Holdings, Inc., Sr. Note,
                            (11.875% commencing 10/15/02),
                            Zero Coupon, 10/15/07 ................    1,350,000
B                 3,000   United Pan-Europe, Sr. Note,
                            11.25%, 2/1/10 .......................    2,250,000
B3                  500   Worldwide Fiber, Inc., Sr. Note,
                            12.50%, 12/15/05 .....................      430,000
                                                                    -----------
                                                                      6,557,590
                                                                    -----------
                          CHEMICAL-2.9%
B+                2,000   Lyondell Chemical Co., Sr. Sec. Note,
                            10.88%, 5/1/09 .......................    1,920,000
                                                                    -----------
                          CLOTHING & TEXTILES-3.2%
NR                3,500+   Kasper ASL Ltd., Sr. Note,
                            12.75%, 3/31/04 ......................    1,225,000
B-                1,000     St. John Knits International, Inc.,
                            Sr. Sub. Note,
                            12.50%, 7/1/09 .......................      915,000
                                                                    -----------
                                                                      2,140,000
                                                                    -----------
                          CONGLOMERATES-0.5%
B-                1,000   Px Escrow Corp.,
                            Sr. Sub. Note,
                            (9.625% commencing 2/1/02),
                            Zero Coupon, 2/1/06 ..................      340,000
                                                                    -----------
                          COSMETICS & TOILETRIES-2.8%
CCC               3,250   Revlon Consumer Products Corp.,
                            Sr. Sub Note,
                            8.63%, 2/1/08 ........................    1,852,500
                                                                    -----------
                          ELECTRONICS-3.2%
B-                2,000   Knowles Electronics, Inc.**,
                            Sr. Sub Note,
                            13.13%, 10/15/09 .....................    1,865,000
B-                  500   PSI Net, Inc., Sr. Note,
                            11.00%, 8/1/09 .......................      250,000
                                                                    -----------
                                                                      2,115,000
                                                                    -----------
                          FARMING & AGRICULTURE-1.9%
B                 1,500   Ainsworth Lumber Co. Ltd.,
                            Sr. Sec. Note,
                            12.50%, 7/15/07 ......................    1,275,000
                                                                    -----------
                          FINANCIAL INTERMEDIARIES-18.4%
BB                1,000   Felcor Lodging L.P.**,
                            Sr. Note, 9.50%, 9/15/08 .............      990,000
Ba3               2,500   First Dominion Funding II**,
                            Ser. 1-A, Class D-1,
                            11.61%, 4/25/14 ......................    2,250,000
CCC+              2,000   Madison River Capital Corp.,
                            Sr. Note,
                            13.25%, 3/1/10 .......................    1,440,000
Ba3               1,500   Orion Power Holdings, Inc.**,
                            Sr. Note,
                            12.00%, 5/1/10 .......................    1,575,000
B2                2,000   Oxford Health Plans, Inc.**, Sr. Note,
                            11.00%, 5/15/05 ......................    2,180,000











B-                1,000   Penhall International Corp., Sr. Note,
                            12.00%, 8/1/06 .......................      900,000
Ba3               1,000   Willis Corroon Group, Sr. Note,
                            9.00%, 2/1/09 ........................      905,000
Baa3              2,000   Zais Investment Grade Ltd.**,
                            Note, Class C,
                            9.95%, 9/23/14 .......................    2,036,200
                                                                    -----------
                                                                     12,276,200
                                                                    -----------

See Notes to Financial Statements.
                                        5

--------------------------------------------------------------------------------
                PRINCIPAL
  RATING*         AMOUNT                                                VALUE
(UNAUDITED)       (000)             DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                          FOOD PRODUCTS-0.0%
C               $ 1,200+  Nebco Evans Holding Co.,
                            Sr. Sub. Note,
                            (12.375% commencing 7/15/02),
                            Zero Coupon, 7/15/07 ..................   $    1,500
                                                                      ----------
                          FOOD SERVICE-3.0%
Caa1                500+  Ameriserve Food Distribution, Inc.**,
                            Sr. Sub. Note,
                            12.00%, 9/15/06 .......................      110,000
B                 1,000   Pantry, Inc., Sr. Sub. Note,
                            10.25%, 10/15/07 ......................      920,000
BB-               1,000   Sbarro, Inc., Sr. Note,
                            11.00%, 9/15/09 .......................    1,010,000
                                                                      ----------
                                                                       2,040,000
                                                                      ----------
                          FOREST PRODUCTS-3.1%
B                 1,140   Doman Industries Ltd.,
                            Sr. Note, 8.75%, 3/15/04 ..............      684,000
BBB               1,360   Repap New Brunswick, Inc.,
                            2nd Priority Sr. Sec. Note,
                            10.63%, 4/15/05 .......................    1,397,400
                                                                      ----------
                                                                       2,081,400
                                                                      ----------
                          HEALTH CARE-2.6%
B-                2,000   Concentra Operating Corp.,
                            Sr. Sub. Note, Ser. A,
                            13.00%, 8/15/09 .......................    1,760,000
                                                                      ----------
                          HOME FURNISHING-1.4%
B+                1,000   Mattress Discounters Corp., Note,
                            12.63%, 7/15/07 .......................      920,000
                                                                      ----------
                          INDUSTRIAL EQUIPMENT-12.8%
B+                2,000   Asia Global Crossing**, Sr. Note,
                            13.38%, 10/15/10 ......................    1,870,000
B-                1,500   Muzak LP, Sr. Sub. Note,
                            9.88%, 3/15/09 ........................    1,320,000
B                 3,000   National Equipment Services, Inc.,
                            Sr. Sub. Note, Ser. C,
                            10.00%, 11/30/04 ......................    2,055,000
CCC                 250   Oakwood Homes Corp.,
                            Sr. Note,
                            8.13%, 3/1/09 .........................       77,500
B-                1,000   Precision Partners, Inc.,
                            Sr. Sub. Note,
                            12.00%, 3/15/09 .......................      550,000
B                 1,000   United States Can Co.**,
                            Sr. Sub. Note,
                            12.38%, 10/1/10 .......................      980,000
BB+               1,000   Veritas DGC, Inc., Sr. Note, Ser. C,
                            9.75%, 10/15/03 .......................    1,015,000
B                 1,000   Woods Equipment Co., Inc., Sr. Note,
                            12.00%, 7/15/09 .......................      730,000
                                                                      ----------
                                                                       8,597,500
                                                                      ----------
                          LEISURE-5.2%
B                 3,000   Alliance Atlantis Commerce, Inc.,
                            Sr. Sub. Note,
                            13.00%, 12/15/09 ......................    3,090,000
B-                  500   Phoenix Color Corp.,
                            Sr. Sub. Note,
                            10.38%, 2/1/09 ........................      410,000
                                                                      ----------
                                                                       3,500,000
                                                                      ----------
                          NONFERROUS METALS & MINERALS-3.5%
BB-               2,000   Golden Northwest Aluminum, Inc.,
                            1st Mtg. Note,
                            12.00%, 12/15/06 ......................    1,900,000
B                 2,000   Republic Technologies International,
                            Sr. Sec. Note,
                            13.75%, 7/15/09 .......................      300,000
B+                2,250   Wheeling Pittsburgh Corp., Sr. Note,
                            9.25%, 11/15/07 .......................      180,000
                                                                      ----------
                                                                       2,380,000
                                                                      ----------
                          OIL & GAS-6.3%
B                   700   Chesapeake Energy Corp., Sr. Note,
                            9.13%, 4/15/06 ........................      675,500
Ba3               3,000   R&B Falcon Corp., Sr. Note,
                            12.25%, 3/15/06 .......................    3,510,000
                                                                      ----------
                                                                       4,185,500
                                                                      ----------
                          PHOTO EQUIPMENT & SUPPLIES-2.4%
BB-               2,000   Polaroid Corp., Sr. Note,
                            11.50%, 2/15/06 .......................    1,580,000
                                                                      ----------
                          RAIL INDUSTRIES-1.4%
B-                1,000   Railamerica Transportation Corp.**,
                            Sr. Sub. Note,
                            12.88%, 8/15/10 .......................      930,000
                                                                      ----------
                          RETAILERS-3.3%
B-                4,000   Hollywood Entertainment Corp.,
                            Sr. Sub. Note, Ser. B,
                            10.63%, 8/15/04 .......................    2,200,000
                                                                      ----------
                          TELECOMMUNICATIONS-25.9%
B-                2,000   Fairpoint Communications, Inc.,
                            Sr. Sub. Note,
                            12.50%, 5/1/10 ........................    1,740,000
B                 1,000   Flag Telecom Holdings Ltd., Sr. Note,
                            11.63%, 3/30/10 .......................      820,000
B-                3,000   MGC Communications, Inc., Sr. Note,
                            13.00%, 4/1/10 ........................    1,830,000
B1                1,500   Nextel Communications, Inc., Sr. Note,
                            12.00%, 11/1/08 .......................    1,605,000
B-                1,000   Nextel International, Inc.**, Sr. Note,
                            12.75%, 8/1/10 ........................      910,000
                          Nextel Partners, Inc., Sr. Notes,
B3                3,000     11.00%, 3/15/10 .......................    3,015,000
B3                1,250     (14.80% commencing 2/1/04),
                            Zero Coupon, 2/1/09 ...................      878,125
B                 2,000   Nextlink Communications, Sr. Note,
                            12.50%, 4/15/06 .......................    1,920,000
NR                3,000   Northeast Optic, Sr. Note,
                            12.75%, 8/15/08 .......................    2,400,000
B-                1,000   Partner Communications,
                            Sr. Sub. Note,
                            13.00%, 8/15/10 .......................      800,000
NR                  600   PF Net Communications, Inc.,
                            Sr. Note,
                            13.75%, 5/15/10 .......................      408,000
CCC               2,500   Teligent, Inc., Sr. Note,
                            11.50%, 12/1/07 .......................    1,000,000
                                                                      ----------
                                                                      17,326,125
                                                                      ----------

See Notes to Financial Statements.
                                        6

--------------------------------------------------------------------------------
                PRINCIPAL
  RATING*         AMOUNT                                                VALUE
(UNAUDITED)       (000)             DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                          UTILITIES-4.5%
BB-              $2,000   Atlantic Methanol Capital Co.**,
                            Sr. Sec. Note,
                            10.88%, 12/15/04 ....................   $ 1,990,000
BB                1,000   CMS Energy Corp., Sr. Note,
                            9.88%, 10/15/07 .....................     1,010,000
                                                                    -----------
                                                                      3,000,000
                                                                    -----------
                          Total Corporate Bonds
                            (cost $112,736,411)..................    91,653,315
                                                                    -----------
                          PREFERRED STOCK-2.7%
             SHARES       TELECOMMUNICATIONS
           ----------
B-                1,170   Adelphia Business Solutions,
                            Ser. B, 12.88%, 10/15/07, PIK .......       585,000
CCC+              1,340   Nextel Communications, Inc.,
                            Ser. E, 11.13%, 2/15/10, PIK ........     1,232,800
                                                                    -----------
                                                                      1,817,800
                                                                    -----------
                          Total Preferred Stock-2.7%
                          (cost $2,340,465)......................     1,817,800
                                                                    -----------
                          WARRANTS@-0.2%
                    2     Republic Technologies International,
                            Expires 7/15/09 .....................            20
                    1     Mattress Discounters Corp.,
                            Expires 7/15/07 .....................        10,000
                    1     Railamerica Transportation Corp.,
                            Expires 8/15/10 .....................        10,000
                    1     PF Net Communications, Inc.,
                            Expires 5/15/10 .....................       132,000
                                                                    -----------
                          Total Warrants
                            (cost $415,361)......................       152,020
                                                                    -----------
                          Total Long-Term Investments-140.0%
                           (cost $115,492,237)...................    93,623,135
                                                                    -----------

                          SHORT-TERM INVESTMENTS-1.5%
                          DISCOUNT NOTES

                 $1,000   Federal Home Loan Bank,
                            6.40%, 11/1/00 (cost $1,000,000) ....   $ 1,000,000
                                                                    -----------
                          TOTAL INVESTMENTS-141.5%
                            (cost $116,492,237)...................    94,623,135
                          Liabilities in excess of other
                            assets-(41.5)% ......................   (27,755,801)
                                                                    -----------
                          NET ASSETS-100% .......................   $66,867,334
                                                                    ===========

---------------------
 *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 +  Issuer is technically in default; non-income producing security.
 @  Non-income producing securities.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
               PIK - Payment in Kind. See glossary for definition.
--------------------------------------------------------------------------------


See Notes to Financial Statements.
                                        7

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $116,492,237)
  (Note 1) ...............................................         $ 94,623,135
Cash .....................................................               95,751
Interest receivable ......................................            3,119,416
Receivable for investments sold ..........................            2,348,537
Other assets .............................................               65,044
                                                                   ------------
                                                                    100,251,883
                                                                   ------------
LIABILITIES
Loan payable (Note 4) ....................................           33,000,000
Interest payable .........................................              189,966
Investment advisory fee payable (Note 2) .................               99,989
Administration fee payable (Note 2) ......................                9,523
Deferred trustees fees (Note 1) ..........................                3,150
Other accrued expenses ...................................               81,921
                                                                   ------------
                                                                     33,384,549
                                                                   ------------
NET ASSETS ..................................................      $ 66,867,334
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) .............................      $      6,307
 Paid-in capital in excess of par ...........................        94,467,559
                                                                   ------------
                                                                     94,473,866
 Undistributed net investment income ........................           977,511
 Accumulated net realized losses ............................        (6,714,941)
 Net unrealized depreciation ................................       (21,869,102)
                                                                   ------------
Net assets, October 31, 2000 ................................      $ 66,867,334
                                                                   ============
NET ASSET VALUE PER SHARE:
 ($66,867,334 \d 6,306,667 shares of
  common stock issued and outstanding) ......................            $10.60
                                                                         ======



--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $95,894
  and interest expense of $2,623,102) .......................      $ 11,772,256
  Dividends .................................................           260,265
                                                                   ------------
                                                                     12,032,521
                                                                   ------------
Expenses
  Investment advisory .......................................         1,245,466
  Administration ............................................           118,616
  Reports to shareholders ...................................            50,000
  Custodian .................................................            44,000
  Independent accountants ...................................            22,000
  Legal .....................................................            20,000
  Registration ..............................................            16,000
  Trustees ..................................................            16,000
  Transfer agent ............................................            14,000
  Miscellaneous .............................................            40,006
                                                                   ------------
 Total operating expenses ...................................         1,586,088
                                                                   ------------
Net investment income .......................................        10,446,433
                                                                   ------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments ............................        (3,023,265)
Net change in unrealized depreciation on
  investments ...............................................       (15,979,374)
                                                                   ------------
Net loss on investments .....................................       (19,002,639)
                                                                   ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...................................      $ (8,556,206)
                                                                   ============

See Notes to Financial Statements.
                                        8

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations ........      $ (8,556,206)
                                                                   ------------
Decrease in investments .....................................        10,518,286
Net realized loss ...........................................         3,023,265
Increase in unrealized depreciation .........................        15,979,374
Increase in interest receivable .............................          (399,637)
Increase in receivable for investments sold .................        (2,348,537)
Decrease in interest payable ................................           (25,980)
Decrease in other assets ....................................           322,146
Decrease in accrued expenses and other liabilities ..........          (188,334)
                                                                   ------------
 Total adjustments ..........................................        26,880,583
                                                                   ------------
Net cash flows provided by operating activities .............      $ 18,324,377
                                                                   ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .............      $ 18,324,377
                                                                   ------------
Cash flows used for financing activities:
 Decrease in loans ..........................................        (8,000,000)
 Cash dividends paid ........................................       (10,228,626)
                                                                   ------------
Net cash flows used for financing activities ................       (18,228,626)
                                                                   ------------
 Net increase in cash .......................................            95,751
 Cash at beginning of year ..................................              --
                                                                   ------------
 Cash at end of year ........................................      $     95,751
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                                   DECEMBER 23,
                                                                      1998*
                                                  YEAR ENDED         THROUGH
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2000              1999
                                               ---------------   ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income ....................     $ 10,446,433      $  8,140,475
  Net realized loss ........................       (3,023,265)       (3,691,676)
  Net change in unrealized
   depreciation ............................      (15,979,374)       (5,889,728)
                                                 ------------      ------------
  Net decrease in
   net assets resulting from
   operations ..............................       (8,556,206)       (1,440,929)
Dividends from
  net investment income ....................      (10,228,626)       (7,380,771)
Net proceeds from public offering
  of Trust shares ..........................             --          94,373,866
                                                 ------------      ------------
Total increase (decrease) ..................      (18,784,832)       85,552,166
                                                 ------------      ------------
NET ASSETS
Beginning of year ..........................       85,652,166           100,000
                                                 ------------      ------------
End of year (including undistributed
  net investment income of
  $977,511 and $759,704,
  respectively) ............................     $ 66,867,334      $ 85,652,166
                                                 ============      ============

--------------------
*Commencement of investment operations (Note 1).

See Notes to Financial Statements.
                                        9

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                           FOR THE PERIOD
                                                                                                         DECEMBER 23, 1998**
                                                                                       YEAR ENDED              THROUGH
                                                                                      OCTOBER 31,            OCTOBER 31,
                                                                                          2000                  1999
                                                                                     -------------   --------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period .............................................      $ 13.58           $ 15.00
                                                                                        -------           -------
 Net investment income (net of interest expense of $0.42 and $0.26, respectively)         1.66               1.29
 Net realized and unrealized loss on investments .................................       ( 3.02)           ( 1.52)
                                                                                        -------           -------
Net decrease from investment operations ..........................................       ( 1.36)           ( 0.23)
                                                                                        -------           -------
Dividends from net investment income .............................................       ( 1.62)           ( 1.17)
                                                                                        -------           -------
Capital charge with respect to issuance of shares ................................            -            (  .02)
                                                                                        -------           -------
Net asset value, end of period* ..................................................      $ 10.60           $ 13.58
                                                                                        =======           =======
Per share market value, end of period* ...........................................      $ 11.88           $ 12.50
                                                                                        =======           =======
TOTAL INVESTMENT RETURN+ ........................................................         8.23%            ( 9.68)%
                                                                                        =======           =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...............................................................         1.99%             1.98%+++/a
Operating expenses and interest expense ..........................................         5.29%             4.08%+++/a
Net investment income ............................................................        13.12%            10.34%+++

SUPPLEMENTAL DATA:
Average net assets (in thousands) ................................................      $79,602           $92,116
Portfolio turnover ...............................................................           92%              121%
Net assets, end of period (in thousands) .........................................      $66,867           $85,652
Borrowings outstanding, end of period (in thousands) .............................      $33,000           $41,000
Asset coverage\^\^ ...............................................................      $ 3,032           $ 3,094

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Commencement of investment operations (Note 1).
  a The  annualized  ratio  of  operating  expenses  prior to  reimbursement  of expenses was 2.06%. The annualized ratio of operating expenses including interest expense prior to reimbursement was 4.16%.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for the period less than one full year is not annualized.
 ++ Per $1,000 of borrowings outstanding.
+++ Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The BlackRock High Yield Trust (the "Trust"),  was orga-
ACCOUNTING              nized on August 10, 1998 as a Delaware  business  trust,
POLICIES                and  is   registered   as  a   diversified,   closed-end
                        management   investment  company  under  the  Investment
Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 shares of common stock for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities, preferred stock, warrants and bank loans on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS      The Trust has an  Investment  Advisory  Agreement and an
                        Administration  Agreement with BlackRock Advisors,  Inc.
(the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM") (collectively with the Advisor, the

"Administrators"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's managed assets. The administration fee paid to the Administrators is also computed weekly and payable monthly at an annual rate of 0.05% of the Trust's managed assets, or net assets plus leverage.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrators pay occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments  for the year ended  October 31,
                        2000   aggregated    $104,351,626   and    $116,903,206,
                        respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). On October 31, 2000, the Trust held 29% of its portfolio assets in securities restricted as to resale.

      The federal income tax basis of the Trust's investments at October 31, 2000 was $116,493,264, and, accordingly, net unrealized depreciation for federal income tax purposes was $21,870,129, (gross unrealized appreciation-$1,353,115; gross unrealized depreciation-$23,223,244).

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $6,714,000 of which $3,444,000 will expire in 2007 and $3,270,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. BORROWINGS      LOAN  PAYABLE:  The  Trust  has  a  $47  million  dollar
                        committed credit facility (the "facility"). Under the terms of the facility, the fund borrows at the London
                        Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 331|M/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the borrowing.

      For the year ended October 31, 2000, the Fund borrowed a daily weighted average balance of $38,306,011 at a weighted average interest rate at 6.76%. The maximum amount of borrowing outstanding at any month end during the period was $41,000,000. This maximum amount existed at month ends: November 30, 1999 (31.9% of net assets), December 31, 1999 (31.6% of net assets), and January 31, 2000 (31.7% of net assets).

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

      The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2000 was approximately $434,470 at a weighted average interest rate of 7.38%. The maximum amount of reverse repurchase agreements outstanding at any month end during the year was $1,786,000 as of June 30, 2000, which was 1.54% of total assets.

NOTE 5. CAPITAL         There are an  unlimited  amount of $.01 par value common
                        stock authorized. Of the 6,306,667 shares outstanding at October 31, 2000, the advisor owned 6,952 shares.

NOTE 6. DIVIDENDS       Subsequent to October 31, 2000, the Board of Trustees of
                        the  Trust   declared  a  dividend  from   undistributed
                        earnings of $0.14375 per share payable November 30, 2000 to shareholders of record on November 15, 2000.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of  The BlackRock High Yield Trust:

     We have  audited  the  accompanying  statement  of assets and  liabilities, including the portfolio of investments, of The BlackRock High Yield Trust (the "Trust") as of October 31, 2000 and the related statement of operations and of cash flows for the year then ended and the statement of changes in net assets and financial highlights for the year ended October 31, 2000 and the period December 23, 1998 (commencement of investment operations) through October 31, 1999. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock High Yield Trust at October 31, 2000 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
---------------------------

New York, New York
December 8, 2000

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                 TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 2000.

     During the fiscal year ended October 31, 2000, the Trust paid dividends of $1.6219 per share from ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 2000 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, preferred stocks, payment in kind securities, deferred payment securities, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
In pursuing the Trust's investment objective by investing in high yield securities, the Advisor will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Advisor will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Advisor believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future; and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the primary investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in shares of the Trust, both in the short-term and the long-term. An investor should consider all risks including, but not limited to, credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE. The Trust utilizes leverage through its committed credit facility, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

DEFERRED PAYMENT SECURITIES: Deferred payment securities have no current interest payment obligation and convert on a specified date prior to maturity to interest bearing securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

OMMERCIAL MORTGAGE            Mortgage-backed  securities  secured  or backed by
BACKED SECURITIES (CMBS):     mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PAYMENT IN KIND SECURITIES:   Payment  in  kind   securities   pay  interest  or
                              dividends in additional securities rather than cash.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A

TERM TRUSTS
The BlackRock 2001 Term Trust Inc.                                BTM        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09



TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock managed twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Dennis Schaney, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR AND ADMINISTRATOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                                100 Mulberry St.
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[Logo] Printed on recycled paper                                    092472-10-6




THE BLACKROCK
HIGH YIELD
TRUST
----------------------
ANNUAL REPORT
OCTOBER 31, 2000


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